ORCHID ISLAND CAPITAL ANNOUNCES
DECEMBER 2022 MONTHLY DIVIDEND AND NOVEMBER 30, 2022 RMBS
PORTFOLIO CHARACTERISTICS
●
December 2022 Monthly Dividend of $0.16 Per Share of Common Stock
●
RMBS Portfolio Characteristics as of November 30, 2022
●
Estimated Book Value per common share of $11.9

5

to $12.05 as of December 9, 2022
●
Next Dividend Announcement Expected January 11, 2023
Vero

Beach, Fla., December 13, 2022 - Orchid Island Capital, Inc. (the “Company”)

(NYSE: ORC) announced today

that the Board of Directors of the Company declared

a monthly cash dividend for the month of December

2022. The dividend
of $0.16 per share will be paid January 27, 2023 to holders of record of the Company’s common stock on December 30, 2022,
with an

ex-dividend date of

December 29, 2022.

The Company plans

on announcing its

next common stock

dividend on January
11, 2023.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of December 13,

2022 and November 30,

2022, the Company had

37,307,255 shares of common

stock outstanding. As of
September 30, 2022, the Company had 35,066,251 shares of common stock outstanding

.

RMBS Portfolio Characteristics
Details of

the RMBS

portfolio

as of

November 30,

2022 are

presented below.

These figures

are preliminary

and subject

to
change. The information

contained herein is

an intra-quarter update

created by the Company

based upon information

that the
Company believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
Estimated December 9, 2022 Book Value

Per Share
The

Company

estimates

book value

per share

as of

December

9, 2022

to be

approximately

$11.95

to $12.05

per share,

an
increase of

approximately 5%

to 10%

from the

book value

at September

30, 2022

of $11.42

per share.

The estimated

book
value per

share includes

a deduction

for the

Company’s

November 2022

dividend that

will be

paid on

December 28,

2022,
which

was declared

on November

9, 2022

with

a

November

30,

2022

record

date.

The estimated

book

value

per share

is
unaudited and has not been verified or reviewed by any third party. The Company undertakes no obligation to update or revise its estimated book value per share.

About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions

and expected funding of

purchased assets. These forward-looking

statements are based upon

Orchid
Island Capital, Inc.’s

present expectations, but

these statements are not

guaranteed to occur.

Investors should not place

undue
reliance upon forward-looking

statements. For further

discussion of the

factors that could

affect outcomes, please

refer to the
“Risk Factors” section of the Company’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Nov 2022 Sep - Nov Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value
(1)
Portfolio Price Coupon GWAC Age (Months) in Dec) in Dec) (-50 BPS)
(1)
(+50 BPS)
(2)
Pass Through RMBS
15yr 4.0 $ 402 $ 396 0.01% $ 98.47 4.00% 4.54%

55

124

0.8% 0.8% $ 7 $ (7)
15yr Total 402 396 0.01% 98.47 4.00% 4.54%

55

124

0.8% 0.8% 7 (7)
30yr 3.0 2,569,029 2,282,232 64.08% 88.84 3.00% 3.44%

19

337

5.1% 5.1% 70,791 (72,990)
30yr 3.5 216,501 201,628 5.66% 93.13 3.50% 4.03%

33

318

6.7% 6.3% 5,383 (5,509)
30yr 4.0 272,939 259,238 7.28% 94.98 4.00% 4.72%

17

341

5.3% 7.0% 6,013 (6,527)
30yr 4.5 369,651 359,870 10.10% 97.35 4.50% 5.45%

5

355

1.7% n/a 6,218 (7,188)
30yr 5.0 440,411 438,310 12.31% 99.52 5.00% 5.90%

4

356

2.8% 0.8% 6,916 (8,128)
30yr Total 3,868,531 3,541,278 99.43% 91.54 3.47% 4.03%

17

340

4.7% 5.0% 95,321 (100,342)
Total Pass Through

RMBS
3,868,933 3,541,674 99.44% 91.54 3.47% 4.03%

17

340

4.7% 5.0% 95,328 (100,349)
Structured RMBS
IO 20yr 4.0 10,964 1,149 0.03% 10.48 4.00% 4.57%

131

102

10.5% 10.0% 3 (5)
IO 30yr 3.0 3,232 399 0.01% 12.34 3.00% 3.64%

94

256

3.9% 1.8% (3) -
IO 30yr 4.0 92,311 16,767 0.47% 18.16 4.00% 4.60%

100

252

5.9% 6.5% (586) 458
IO 30yr 4.5 3,966 733 0.02% 18.47 4.50% 4.99%

149

197

6.6% 8.0% (13) 9
IO 30yr 5.0 2,216 443 0.01% 20.01 5.00% 5.36%

149

199

9.5% 5.3% (12) 9
IO Total 112,689 19,491 0.55% 17.30 4.01% 4.60%

105

234

6.4% 6.8% (611) 471
IIO 30yr 4.0 32,127 482 0.01% 1.50 0.58% 4.40%

62

287

9.2% 4.0% 104 (82)
Total Structured

RMBS
144,816 19,973 0.56% 13.79 3.25% 4.55%

96

246

7.0% 6.1% (507) 389
Total Mortgage Assets $ 4,013,749 $ 3,561,647 100.00% 3.46% 4.05%

19

337

4.8% 5.0% $ 94,821 $ (99,960)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(2)
(+50 BPS)
(2)
5-Year Treasury

Future
(3)
$ (750,500) Mar-2023 $ (15,942) $ 15,591
10-Year Treasury

Ultra
(4)
(174,500) Mar-2023 (8,520) 8,060
Swaps (1,400,000) Jul-2028 (33,311) 32,236
TBA (675,000) Jan-2023 (18,218) 19,226
Swaptions (613,000) Jan-2024 (7,969) 9,714
Hedge Total $ (3,613,000) $ (83,960) $ 84,827

Rate Shock Grand Total $ 10,861 $ (15,133)
(1)
Amounts in the tables above include assets with a fair value of approximately

$285.3 million purchased in November 2022, which settle in December 2022.
(2)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(3)
Five-year Treasury futures contracts were valued

at prices of $108.57 at November 30, 2022.

The market value of the short position was $814.8 million.
(4)
Ten-year Treasury

Ultra futures contracts were valued at prices of $119.66

at November 30, 2022.

The market value of the short position was $208.8 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value
(1)
Portfolio Asset Category Value
(1)
Portfolio
As of November 30, 2022 As of November 30, 2022
Fannie Mae $ 2,335,494 65.6% Non-Whole Pool Assets $ 158,160 4.4%
Freddie Mac 1,226,153 34.4% Whole Pool Assets 3,403,487 95.6%
Total Mortgage Assets $ 3,561,647 100.0% Total Mortgage Assets $ 3,561,647 100.0%
(1)

Amounts in the tables above include assets with a fair value of approximatel

y

$285.3 million purchased in November 2022, which settle in December 2022.

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of November 30, 2022 Borrowings
(1)
Debt Rate in Days Maturity
Mirae Asset Securities (USA) Inc. $ 312,687 10.3% 3.95% 64 5/18/2023
Merrill Lynch, Pierce, Fenner & Smith 271,064 8.9% 3.96% 7 12/28/2022
Daiwa Capital Markets America Inc. 250,859 8.2% 3.92% 15 12/15/2022
ING Financial Markets LLC 228,279 7.5% 3.90% 15 12/15/2022
Cantor Fitzgerald & Co 224,314 7.4% 3.93% 13 12/15/2022
ABN AMRO Bank N.V. 218,522 7.2% 3.92% 13 12/13/2022
J.P.

Morgan Securities LLC
214,827 7.0% 3.95% 13 12/23/2022
RBC Capital Markets, LLC 213,759 7.0% 3.93% 14 12/15/2022
ED&F Man Capital Markets Inc 187,959 6.2% 3.85% 15 12/19/2022
Mitsubishi UFJ Securities (USA), Inc 178,009 5.8% 4.20% 37 1/30/2023
Goldman, Sachs & Co. 125,376 4.1% 3.99% 17 12/23/2022
Santander Bank, N.A. 116,178 3.8% 4.40% 55 1/27/2023
StoneX Financial Inc. 111,734 3.7% 3.92% 6 12/15/2022
Citigroup Global Markets Inc 103,509 3.4% 4.28% 45 1/23/2023
Wells Fargo Bank, N.A. 91,621 3.0% 3.92% 12 12/13/2022
BMO Capital Markets Corp. 77,708 2.5% 4.37% 54 1/23/2023
ASL Capital Markets Inc. 63,131 2.1% 4.03% 21 12/21/2022
South Street Securities, LLC 36,656 1.2% 3.97% 15 12/15/2022
Lucid Cash Fund USG, LLC 18,787 0.6% 3.92% 8 12/8/2022
Lucid Prime Fund, LLC 2,662 0.1% 3.92% 8 12/8/2022
Total Borrowings $ 3,047,641 100.0% 3.99% 23 5/18/2023
(1)
In

November

2022,

the

Company

purchased

assets

with

a

fair

value

of

approximately

$285.3

million,

which

settle

in
December 2022 that are expected to be funded substantially by repurchase agreements not included in the table above.
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400